UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  [_]

Filed by a Party other than the Registrant  [X]

Check the appropriate box:
[_]   Preliminary Proxy Statement
[_]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]   Definitive Proxy Statement
[_]   Definitive Additional Materials
[X]   Soliciting Material Pursuant to ss.240.14a-12

                          Aspect Medical Systems, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                               First BioMed, L.P.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      (1) Title of each class of securities to which transaction applies:

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      (2) Aggregate number of securities to which transaction applies:

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      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      (4) Proposed maximum aggregate value of transaction:

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      (5) Total fee paid:

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[_]   Fee paid previously with preliminary materials:

      --------------------------------------------------------------------------
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      (1) Amount Previously Paid:

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      (2) Form, Schedule or Registration Statement No.:

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      (3) Filing Party:

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      (4) Date Filed:

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



         On March 12, 2009, representatives of First BioMed, L.P. delivered a notice (the "Notice") to Mr. J. Neal Armstrong, the Vice President, Chief Financial Officer and Secretary of Aspect Medical Systems, Inc. (the "Company"), in accordance with Section 1.10 and Section 1.11 of the Amended and Restated Bylaws of the Company (the "Bylaws"). In the Notice, the Stockholder (i) nominated Jon C. Biro, Melvin L. Keating and Vincent P. Scialli for election to the Company's Board of Directors at the Company's 2009 annual meeting of stockholders and stated that it intends to reaffirm those nominations at such annual meeting and (ii) proposed that the Company's stockholders approve resolutions (A) recommending that the Board of Directors form a special committee of independent directors to study ways to optimize the Company's capital structure and otherwise maximize stockholder value and (B) to amend the Company's Bylaws to require that the annual meeting be held no later than May 21 in each year.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY OR ON BEHALF OF FIRST BIOMED, L.P. AND CERTAIN OF ITS AFFILIATES FROM THE STOCKHOLDERS OF ASPECT MEDICAL SYSTEMS, INC. FOR USE AT ITS ANNUAL MEETING WHEN AND IF THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN ANY SUCH PROXY SOLICITATION. WHEN AND IF COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MADE AVAILABLE TO THE STOCKHOLDERS OF ASPECT MEDICAL SYSTEMS, INC. FROM THE PARTICIPANTS AT NO CHARGE AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE POTENTIAL PARTICIPANTS IN THE POTENTIAL PROXY SOLICITATION IS CONTAINED IN ANNEX 1 ATTACHED HERETO AND IS INCORPORATED HEREIN BY REFERENCE.

                                                                         ANNEX 1

                             POTENTIAL PARTICIPANTS

         The potential participants in the solicitation (the "Solicitation") of proxies from the stockholders of Aspect Medical Systems, Inc. (the "Company") may include the following: (i) First BioMed, L.P., a New York limited partnership ("First BioMed"), (ii) First Manhattan Co., a New York limited partnership ("FMC"), (iii) Samuel F. Colin, Neal K. Stearns and Anthony Avicolli, each as an employee of FMC, and (iv) Jon C. Biro, Melvin L. Keating and Vincent P. Scialli, each as a nominee for election as a director (collectively, the "Nominees").

         First BioMed is principally engaged in the business of investing in securities. First BioMed's business address is 437 Madison Avenue, New York, New York 10022. First BioMed is the holder of record of 1,000 shares and the economic owner of 863,364 shares of common stock, $0.01 par value per share ("Common Stock"), of the Company. However, First BioMed does not beneficially own any shares of Common Stock within the meaning of Section 13(d) of the Securities Exchange Act of 1934 and the rules thereunder.

         FMC is registered as a broker-dealer under the Securities Exchange Act of 1934 and as an investment adviser under the Investment Advisers Act of 1940, and its principal business is investment management. The sole general partner of FMC is First Manhattan LLC, a New York limited liability company. FMC's business address is 437 Madison Avenue, New York, New York 10022. FMC serves as investment adviser to First Health, L.P., First Health Limited and First Health Associates, L.P. (collectively, the "First Health Funds"). First Health, L.P., First Health Limited and First Health Associates, L.P. presently hold 580,191, 355,500 and 74,700 shares, respectively, of Common Stock in their accounts. FMC and Dr. Samuel F. Colin are the Co-Managing Members of First BioMed Management Associates, LLC, a Delaware limited liability company ("FBMA"). FBMA is registered as an investment adviser under the Investment Advisers Act of 1940, and its principal business is investment management. FBMA serves as investment adviser to First BioMed and First BioMed Portfolio, L.P. (collectively, the "First BioMed Funds", and collectively with the First Health Funds, the "First Manhattan Funds"). First BioMed and First BioMed Portfolio, L.P. presently hold 863,364 and 487,815 shares, respectively, of Common Stock in their accounts. By virtue of its role as investment adviser to the First Health Funds and as a Co-Managing Member of FBMA, FMC may be deemed to be a beneficial owner of 2,361,570 shares of Common Stock held for the accounts of the First Manhattan Funds. The business address of each of the First Manhattan Funds is 437 Madison Avenue, New York, New York 10022. Information concerning shares of Common Stock purchased within the last two years for the accounts of any of the First Manhattan Funds is contained in Annex 2 and is incorporated herein by reference.

         Dr. Samuel F. Colin is a Senior Managing Director and a limited partner of FMC, and his principal business is acting as portfolio manager for the First Manhattan Funds. Dr. Colin's business address is 437 Madison Avenue, New York, New York

10022. By virtue of his role as portfolio manager of the First Manhattan Funds, Dr. Colin may be deemed to be a beneficial owner of 2,361,570 shares of the Common Stock held for the accounts of the First Manhattan Funds. Information concerning shares of Common Stock purchased within the last two years for the accounts of any of the First Manhattan Funds is contained in Annex 2 and is incorporated herein by reference.

         Neal K. Stearns is a Senior Managing Director of FMC and his business address is 437 Madison Avenue, New York, New York 10022.

         Anthony Avicolli is a Managing Director of FMC and his business address is 437 Madison Avenue, New York, New York 10022.

         Jon C. Biro currently is the Executive Vice President and Chief Financial and Accounting Officer and serves as a director of Consolidated Graphics, Inc. (a web- and digital-based commercial printing company, the principal business address of which is 5858 Westheimer, Suite 200, Houston, TX 77057 (NYSE: CGX)). Until 2008, Mr. Biro was the Chief Financial Officer and served as a director of ICO, Inc. (a polymer production company, the principal business address of which is 1811 Bering Drive, Suite 200, Houston, TX 77057 (NASDAQ: ICOC)). Mr. Biro's business address is 5858 Westheimer, Suite 200, Houston, TX 77057.

         Melvin L. Keating currently serves as a director and member of the Audit, Compensation and Finance Committees of LCC International, Inc. (a wireless engineering company, the principal business address of which is 7900 Westpark Drive Suite A-315, McLean, VA 22102 (OTC: LCCI)) and as a director and member of the Operations and Audit Committees of White Electronic Designs Corporation (an electronics and semiconductor manufacturing company, the principal business address of which is 3601 East University Drive, Phoenix, AZ 85034 (NASDAQ: WEDC)). From October 2005 to September 2008, Mr. Keating was the President and CEO of Alliance Semiconductor Corporation (a holding company, the principal business address of which is 4633 Old Ironsides Dr, #240, Santa Clara, CA 95054 (OTC: ALSC)), and from April 2004 to September 2005, Mr. Keating was the Executive Vice President, CFO and Treasurer of Quovadx Inc. (a healthcare software and services company now known as Healthvision, the principal business address of which is 5030 Riverside Drive, Suite 300, Irving, TX 75039). Mr. Keating's business address is 18 Driftwood Dr., Livingston, NJ 07039.

         Vincent P. Scialli currently is a Managing Director of FMC. From May 2001 to February 2005, Mr. Scialli was employed at Lord Abbett & Co. LLC (an investment management company, the principal business address of which is 90 Hudson Street, Jersey City, NJ 07302), at which his last role was as Vice President and Assistant Portfolio Manager. Mr. Scialli beneficially owns 2,000 shares of the Common Stock, which were purchased by Mr. Scialli on July 24, 2008 for a consideration of $6.9455 per share. Mr. Scialli's business address is 437 Madison Avenue, New York, New York 10022.

         FMC has agreed to indemnify the Nominees for certain losses, if any, arising from their participation in the solicitation of proxies from the stockholders of the Company in connection with the election of directors at the Company's annual meeting of stockholders to be held in 2009 and to reimburse them for their reasonable out-of-pocket expenses in connection therewith.

                                                                         ANNEX 2

              INFORMATION CONCERNING SHARES OF COMMON STOCK OF THE COMPANY PURCHASED WITHIN THE LAST TWO YEARS FOR THE
                  ACCOUNTS OF ANY OF THE FIRST MANHATTAN FUNDS


FIRST HEALTH ASSOCIATES, L.P.

Date                      Shares        Cost/Unit  Total Cost
----                      ------        ---------  ----------

6/20/07                    8,100           15.48   125,423.64
6/21/07                    8,100           15.25   123,545.25
6/25/07                    1,000           14.96    14,955.25
6/26/07                    1,700           14.95    25,421.29
6/27/07                    1,600           14.88    23,804.16
6/29/07                    2,400           15.04    36,091.20
7/02/07                    1,000           15.16    15,164.30
7/05/07                    1,300           15.17    19,725.16
7/06/07                      100           15.36     1,536.20
7/10/07                    2,000           15.27    30,540.60
7/11/07                    2,100           15.19    31,893.75
7/17/07                    1,300           15.18    19,738.29
7/18/07                      400           15.05     6,019.16
4/11/08                    2,600            5.67    14,747.46
4/14/08                    5,800            5.64    32,712.58
4/15/08                    2,100            5.54    11,624.13
4/16/08                    2,500            5.54    13,858.75
4/17/08                    9,200            6.39    58,804.56
4/30/08                    1,000            6.62     6,624.70
5/01/08                      500            6.63     3,315.30
5/02/08                    1,200            6.63     7,598.40
5/05/08                      900            6.36     5,723.10
5/06/08                      600            6.48     3,885.54
5/07/08                      800            6.37     5,099.68
5/08/08                      500            6.17     3,083.30
5/09/08                      800            6.00     4,796.16
5/12/08                    1,600            5.72     9,147.84
5/13/08                    1,200            5.87     7,046.88
5/14/08                      800            5.70     4,558.16
5/15/08                      700            5.56     3,891.93
5/16/08                    1,300            5.27     6,855.03
5/19/08                    2,900            5.28    15,303.01
5/20/08                    2,900            5.23    15,177.73
5/21/08                    1,700            5.16     8,769.62
1/27/09                    1,900            3.66     6,957.99
1/29/09                      100            3.69       369.00
    Total                 74,700                   724,169.45

FIRST BIOMED, L.P.

Date                       Shares          Cost/Unit   Total Cost
----                       ------          ---------   ----------

6/15/07                   103,200             15.56   1,606,111.92
6/18/07                   107,900             15.46   1,667,954.80
6/19/07                    52,600             15.48     814,437.36
4/11/08                    12,100              5.67      68,632.41
4/14/08                    27,100              5.64     152,846.71
4/15/08                     9,700              5.54      53,692.41
4/16/08                    11,800              5.54      65,413.30
4/17/08                    43,400              6.39     277,404.12
4/30/08                     4,700              6.62      31,136.09
5/01/08                     5,200              6.63      34,479.12
5/02/08                    11,700              6.63      77,594.40
5/05/08                     8,300              6.36      52,779.70
5/06/08                     5,700              6.48      36,912.63
5/07/08                     7,300              6.37      46,534.58
5/08/08                     5,200              6.17      32,066.32
5/09/08                     7,800              6.00      46,762.56
5/12/08                    15,600              5.72      89,191.44
5/13/08                    12,000              5.87      70,468.80
5/14/08                     7,800              5.70      44,442.06
5/15/08                     7,300              5.56      40,587.27
5/16/08                    13,000              5.27      68,550.30
5/19/08                    28,600              5.28     150,919.34
5/20/08                    28,600              5.23     149,683.82
5/21/08                    16,200              5.16      83,569.32
5/30/08                    30,800              5.34     164,481.24
6/02/08                    19,600              5.34     104,603.24
6/03/08                    41,900              5.46     228,949.98
6/04/08                    36,000              5.70     205,160.40
9/08/08                   182,264              4.81     876,689.84
   Total                  863,364                     7,342,055.48

FIRST BIOMED PORTFOLIO, L.P.

Date                       Shares          Cost/Unit   Total Cost
----                       ------          ---------   ----------

6/15/07                   136,800             15.56   2,129,032.08
6/18/07                    56,100             15.46     867,161.70
6/19/07                    27,400             15.48     424,250.64
10/30/07                    2,100             13.76      28,896.21
2/07/08                     8,600             12.26     105,453.20
5/30/08                    16,200              5.34      86,512.86
6/02/08                    10,400              5.34      55,503.76
6/03/08                    22,100              5.46     120,758.82
6/04/08                    19,000              5.70     108,279.10

6/10/08                    13,400              5.75      77,088.86
6/11/08                     2,800              5.81      16,280.04
6/13/08                    11,000              5.85      64,322.50
7/10/08                    51,900              5.27     273,544.52
7/11/08                    20,000              5.30     105,912.00
7/14/08                     6,800              5.42      36,868.92
7/15/08                    22,000              5.19     114,208.60
7/16/08                       600              5.34       3,205.02
7/22/08                       100              5.72         572.00
9/08/08                    32,915              4.81     158,321.15
9/08/08                    27,600              4.81     132,756.00
   Total                  487,815                     4,908,937.98


FIRST HEALTH, L.P.

Date                       Shares          Cost/Unit   Total Cost
----                       ------          ---------   ----------

6/20/07                    64,300             15.48     995,646.92
6/21/07                    64,300             15.25     980,735.75
6/25/07                     8,000             14.96     119,644.80
6/26/07                    12,800             14.95     191,407.36
6/27/07                    12,900             14.88     191,921.04
6/29/07                    19,300             15.04     290,233.40
7/02/07                     7,241             15.16     109,804.70
7/05/07                    10,600             15.17     160,835.92
7/06/07                       800             15.36      12,289.60
7/10/07                    16,000             15.27     244,324.80
7/11/07                    16,100             15.19     244,518.75
7/17/07                    10,300             15.18     156,387.99
7/18/07                     3,500             15.05      52,667.65
4/11/08                    20,300              5.67     115,143.63
4/14/08                    45,450              5.64     256,342.55
4/15/08                    16,200              5.54      89,671.86
4/16/08                    19,700              5.54     109,206.95
4/17/08                    72,400              6.39     462,766.32
4/30/08                     7,800              6.62      51,672.66
5/01/08                     4,300              6.63      28,511.58
5/02/08                     9,600              6.63      63,667.20
5/05/08                     6,800              6.36      43,241.20
5/06/08                     4,700              6.48      30,436.73
5/07/08                     5,900              6.37      37,610.14
5/08/08                     4,300              6.17      26,516.38
5/09/08                     6,400              6.00      38,369.28
5/12/08                    12,800              5.72      73,182.72
5/13/08                     9,800              5.87      57,549.52
5/14/08                     6,400              5.70      36,465.28
5/15/08                     6,000              5.56      33,359.40
5/16/08                    10,700              5.27      56,422.17
5/19/08                    23,500              5.28     124,007.15
5/20/08                    23,500              5.23     122,991.95
5/21/08                    13,300              5.16      68,609.38
1/27/09                     2,800              3.66      10,253.88
1/29/09                     1,400              3.69       5,166.00
Total                     580,191                     5,691,582.61


FIRST HEALTH LIMITED

Date                       Shares          Cost/Unit   Total Cost
----                       ------          ---------   ----------

6/20/07                    27,600             15.48     427,369.44
6/21/07                    27,600             15.25     420,969.00
6/25/07                     3,500             14.96      52,344.60
6/26/07                     5,500             14.95      82,245.35
6/27/07                     5,500             14.88      81,826.80
6/29/07                     8,300             15.04     124,815.40
7/02/07                     3,100             15.16      47,009.33
7/05/07                     4,500             15.17      68,279.40
7/06/07                       300             15.36       4,608.60
7/10/07                     7,000             15.27     106,892.10
7/11/07                     6,800             15.19     103,275.00
7/17/07                     4,400             15.18      66,806.52
7/18/07                     1,500             15.05      22,571.85
1/23/08                     6,900             12.43      85,779.42
1/24/08                     8,300             12.69     105,332.81
1/25/08                     6,900             12.36      85,258.47
1/28/08                    14,900             12.25     182,569.70
1/29/08                     9,700             12.48     121,052.12
1/30/08                     3,400             12.61      42,872.30
2/01/08                     2,700             12.65      34,141.50
2/04/08                       300             12.66       3,798.00
2/05/08                     6,900             12.42      85,698.69
8/07/08                   189,900              5.44   1,033,056.00
    Total                 355,500                     3,388,572.40